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                                                                    Exhibit 99.3

                                ESCROW AGREEMENT

         Escrow Agreement ("Agreement") dated as of the effective date (the "Effective Date"), by and among the buyer identified on Schedule 1 (the "Buyer"), the seller identified on Schedule 1 (the "Seller") and JP Morgan Chase Bank, as escrow agent hereunder (the "Escrow Agent").

                                    RECITALS

A. The Buyer and the Seller have entered into a Stock Purchase Agreement dated as of October 12, 2001, as amended by the Letter Agreement (defined hereto), (the "Stock Purchase Agreement"), pursuant to which Buyer will purchase all outstanding shares of capitalized stock of the subsidiary of the Seller identified on Schedule 1. In addition, the Buyer and the Seller are entering into a Letter Agreement, dated as of the date hereof (the "Letter Agreement"), with respect to the Stock Purchase Agreement and the transactions contemplated thereby. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to them in the Stock Purchase Agreement or the Letter Agreement, as applicable.

B. The Buyer will deposit in escrow the Escrow Amount (such deposit constituting the "Escrow Fund"), which shall be held pursuant to the Stock Purchase Agreement. The "Escrow Amount" shall consist of the Indemnity Escrow, the Litigation Escrow, the Adjustment Cash Escrow (including any interest paid on the Adjustment Cash Escrow) and the Adjustment Stock Escrow. The Buyer Common Stock subject to the Escrow Amount and any dividends or equitable adjustment thereto in the event of a stock split dividend, stock recombination, recapitalization or the like event are collectively the "Escrow Shares".

C. The parties to this Agreement desire to establish the terms and conditions pursuant to which the Escrow Amount will be deposited, held in, and disbursed from the Escrow Fund.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Buyer and the Seller hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. ESCROW FUND. Simultaneous with the execution and delivery of this Agreement, the Buyer is depositing with the Escrow Agent the sums indicated as the escrow deposit on Schedule 1. The Escrow Agent agrees to: (a) accept delivery of the Escrow Amount; and (b) hold such Escrow Amount in escrow as part of the Escrow Fund, all subject to the terms and conditions of this Agreement, the Letter Agreement and Article 2 and Section 7.3 of the Stock Purchase Agreement (which Letter Agreement and Article 2 and Section 7.3 of the Stock Purchase Agreement are attached to this Agreement as Appendix I and incorporated by reference into this
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Agreement). The Stock Purchase Agreement and the Letter Agreement shall control over any conflicting terms in this Agreement.

3.       INDEMNIFICATION AND TRUE-UP DISBURSEMENT.

         (a) The Escrow Agent is hereby notified that the Seller has agreed pursuant to Section 7.3 of the Stock Purchase Agreement to indemnify and hold harmless the Indemnified Parties from and against all Losses as contemplated by the Stock Purchase Agreement. The Seller agrees that the Indemnity Fund and Litigation Fund will be held to satisfy this indemnity obligation in the manner provided in this Agreement and in the Stock Purchase Agreement. If the Buyer seeks indemnification for any Losses under the Stock Purchase Agreement, the Buyer shall give the Seller and the Escrow Agent written notice of such Losses which shall specify in detail the nature and calculation of such Losses (a "Notice of Claim") in accordance with Section 5(b) hereof. The Buyer shall notify the Seller of the progress of any such Losses and shall permit the Seller to participate in such defense solely in accordance with the Stock Purchase Agreement.

         (b) Within five (5) Business Days after the True-Up Resolution Date and pursuant to Section 2.7 of the Stock Purchase Agreement, the Buyer shall deliver (such date of delivery, the "True-Up Notice Delivery Date") (i) a written notice signed by an officer of the Buyer to the Escrow Agent which shall specify in detail the payment and delivery instructions of the Escrow Shares to be delivered pursuant to Section 2.7 of the Stock Purchase Agreement (the "True-Up Escrow Shares") and the Adjustment Cash Escrow (the "True-Up Notice") in accordance with Section 5(c) hereof and (ii) a copy of such True-Up Notice to the Seller.

4. INVESTMENT OF ESCROW FUND. During the term of this Agreement, the Adjustment Cash Fund and any cash dividends or other cash distributions from the Escrow Shares shall be invested and reinvested by the Escrow Agent in the investment indicated on Schedule 1 or such other investments as shall be directed in writing by the Buyer and the Seller and as shall be acceptable to the Escrow Agent. All trust investment orders involving U.S. Treasury obligations, commercial paper and other direct investments will be executed through JPMorgan Fleming Asset Management ("JPMFAM") of the investment management division of JPMorgan Chase Bank. Subject to the principles of best execution, transactions pursuant to this Section 4 shall be executed through broker-dealers selected by JPMFAM. In this regard, JPMFAM shall seek to attain the best overall result for such transactions, taking into consideration quality of service and reliability. An agency fee as listed on Schedule 2 attached hereto ("Schedule 2") will be assessed in connection with each such transaction. Periodic statements will be provided to the Buyer and the Seller reflecting transactions executed on behalf of the Escrow Fund. The Buyer and the Seller, upon written request of either of the Buyer or the Seller, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held, other than the Escrow Shares, in order to provide funds necessary to make required payments pursuant to Section 5 hereof. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in an investment indicated on Schedule 1 or any investment made

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pursuant to the instructions of the Buyer and the Seller hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the Buyer and the Seller to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

5.       DISPOSITION AND TERMINATION.

         (a) The Escrow Agent shall deliver the sums and release Escrow Shares subject to Escrow Fund upon, and pursuant to, Article 2 and Section 7.3 of the Stock Purchase Agreement.

         (b) Any Notice of Claim received by the Seller and the Escrow Agent pursuant to Section 3(a) above will be resolved as follows:

                  (i) UNCONTESTED CLAIMS. In the event that the Seller does not contest a Notice of Claim (or contests only a portion of the Notice of Claim) in writing to the Escrow Agent by the Buyer within thirty (30) Business Days after such Notice of Claim is deemed delivered to the Escrow Agent pursuant to Section 11 below, the Escrow Agent will (i) promptly release to the Buyer in accordance with the Stock Purchase Agreement and the Buyer's written instructions that portion of the Indemnity Fund and/or Litigation Fund equal in value to the amount specified in the Notice of Claim (that is not contested) and
                  (ii) notify the Seller of such transfer in writing.

                  (ii) CONTESTED CLAIMS. In the event that the Seller gives (and the Escrow Agent receives) written notice contesting all of, or a portion of, a Notice of Claim to the Buyer and the Escrow Agent (a "Contested Claim") within the thirty (30) Business Day period provided above, the Escrow Agent shall not release any of the Indemnity Fund and/or Litigation Fund to the Buyer with respect to the contested portion of such Notice of Claim, and the Seller and the Buyer shall attempt to resolve the matter. All disputes regarding the Indemnity Fund and/or Litigation Fund under this Section 5(b) shall be settled either by (i) mutual agreement of the Buyer and the Seller (evidenced by appropriate instructions in writing to the Escrow Agent signed by the Buyer and the Seller specifically instructing the Escrow Agent as to disposition of the Indemnity Fund and/or Litigation Fund) or (ii) by a final judgment, order or decree of a court of competent jurisdiction (the time for modification or appeal therefrom having expired and no action having been taken or perfected, or if any such action or motion to alter, amend, modify or appeal such final judgment, order or decree has been taken and perfected, after final resolution by the highest court having jurisdiction thereof), a copy of which judgment, order or decree (collectively, "Settlement Documentation") in either case shall be delivered to the Escrow Agent by the Buyer or the Seller and accompanied by instructions to the effect that such judgment, order or decree is final, that the time for appeal therefrom has expired (without an appeal having been perfected) and that such judgment, order or decree entitles the Seller or the Buyer, as the case may be, to a specified

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                  amount of the Indemnity Fund and/or Litigation Fund. Such
                  instructions, in the case of mutual agreement between the parties, or Settlement Documentation, in the case of a final judgment, order or decree of a court of competent jurisdiction, shall constitute written instructions to the Escrow Agent to deliver promptly the number of Escrow Shares in the Indemnity Fund and/or Litigation Fund equal in value to the amount of such settled Contested Claim in accordance with such agreement, judgment, order or decree. The balance, if any, of property constituting the Indemnity Fund and/or Litigation Fund shall be released promptly in accordance with
                  Article 2 of the Stock Purchase Agreement. The Escrow Agent shall be under no duty to institute or defend any such proceedings, and none of the costs and expenses of such proceedings shall be borne by the Escrow Agent. If the terms of a settlement of a dispute hereunder increase the duties or liabilities of the Escrow Agent and the Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to the Escrow Agent in respect of such increase in its duties or liabilities only upon the Escrow Agent's written assent thereto. Prior to the settlement of any dispute as provided in this Section 5(b)(ii), the Escrow Agent is authorized and directed to retain in its possession, without liability to any party hereto, the Indemnity Fund and/or Litigation Fund; provided, however, that any portion of the Indemnity Fund and/or Litigation Fund which is not contested shall be disbursed in accordance with the provisions of Article 2 of the Stock Purchase Agreement.

                  (iii) DELIVERY OF INDEMNITY FUND AND/OR LITIGATION FUND. In the event that it is determined pursuant to this Section 5(b) that any portion of the Indemnity Fund and/or Litigation Fund is owed to any Indemnified Parties hereunder, then the Escrow Agent will deliver within three (3) Business Days the stock certificate(s) representing the Escrow Shares in the Indemnity Fund and/or Litigation Fund to the Buyer's transfer agent, accompanied by instructions (i) to issue new stock certificate(s) for the number of Escrow Shares owed to such Indemnified Parties in the name of such Indemnified Parties and (ii) to forward such stock certificate(s) to the Buyer. In the event that the total of the Escrow Shares from the Indemnity Fund and/or Litigation Fund is greater than the amount owed to such Indemnified Parties, the Buyer shall cause its transfer agent to issue and deliver the balance of the Escrow Shares from the Indemnity Fund and/or Litigation Fund to the Escrow Agent in the form of new stock certificate(s) in the name of the Seller within three (3) Business Days of the receipt by the Buyer's transfer agent of the original stock certificate(s). Any portion of the Indemnity Fund and/or Litigation Fund, other than Escrow Shares owed to any Indemnified Parties, will be delivered to the Seller promptly after expiration of the Indemnity Escrow Period or the Litigation Escrow Period, as applicable, pursuant to Section
                  2.4 of the Stock Purchase Agreement, to the Seller's address set forth on Schedule 1 hereto or another address the Seller indicates to the Escrow Agent in writing.

         (c) Upon the delivery of the True-Up Notice by the Buyer to the Escrow Agent and the Seller pursuant to Section 3(b) hereof and Section 2.7 of the Stock Purchase


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                  Agreement, the Escrow Agent shall deliver the stock
                  certificate(s) representing the True-Up Escrow Shares and the sums subject to the Adjustment Cash Escrow as follows:

                  (i) In the event the True-Up Notice indicates any or all of such True-Up Escrow Shares shall be delivered to the Buyer, pursuant to Section 2.7(a) of the Stock Purchase Agreement, then the Escrow Agent shall (A) deliver to the Buyer's transfer agent, within three (3) Business Days from the True-Up Notice Delivery Date, the stock certificate(s) representing the number of True-Up Escrow Shares set forth in the True-Up Notice, accompanied by instructions to issue the new stock certificate(s) to the Buyer and to forward such stock certificate(s) to the Buyer at the address set forth on
                  Schedule 1 hereto or another address the Buyer indicates to the Escrow Agent in writing and (B) notify the Seller of such transfer in writing. In the event any of the Escrow Shares from the Adjustment Stock Escrow are owed to the Seller pursuant to Section 2.7(a) of the Stock Purchase Agreement (the "Seller's Adjustment Stock"), the Escrow Agent shall provide the transfer agent instructions to issue and deliver the new stock certificate(s) for the Seller's Adjustment Stock in the name of the Seller to the Seller and the Buyer shall cause its transfer agent to issue and deliver such Seller's Adjustment Stock in the name of the Seller to the Seller within three (3) Business Days of the receipt by the Buyer's transfer agent of the stock certificate(s) representing such True-Up Escrow Shares. Such Seller's Adjustment Stock shall be delivered to the Seller's address set forth on Schedule 1 hereto or another address the Seller indicates to the Escrow Agent in writing.


                  (ii) In the event the True-Up Notice indicates any or all of the Adjustment Cash Escrow shall be paid pursuant to Section 2.7(a) of the Stock Purchase Agreement to the Buyer (the "Buyer's Adjustment Cash Payment"), the Escrow Agent shall (A) deliver such Buyer's Adjustment Cash Payment to the Buyer within two (2) Business Days from the True-Up Notice Delivery Date to the Buyer's address set forth on Schedule 1 hereto or another address the Buyer indicates to the Escrow Agent in writing and (B) notify the Seller of such transfer in writing. In the event such Buyer's Adjustment Cash Payment is less than the Adjustment Cash Escrow, the difference of such amounts (the "Seller's Adjustment Cash") shall be delivered to the Seller within two (2) Business Days from the True-Up Notice Delivery Date. Such Seller's Adjustment Cash shall be delivered to the Seller's address set forth on Schedule 1 hereto or another address the Seller indicates to the Escrow Agent in writing.

                  (iii) In the event the True-Up Notice indicates all of the Adjustment Stock Escrow and/or all of the Adjustment Cash Escrow shall be payable to the Seller, pursuant to Section 2.7(b) of the Stock Purchase Agreement, the Adjustment Stock Escrow and/or the Adjustment Cash Escrow shall be delivered to the Seller within two (2) Business Days from the True-Up Notice Delivery Date. The Escrow Agent shall (A) deliver such Adjustment Stock Escrow and/or Adjustment Cash Escrow to the Seller's address set forth on Schedule 1 hereto or another

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                  address the Seller indicates to the Escrow Agent in writing and (B) notify the Buyer of such transfer(s) in writing.

         (d) Upon delivery of all of the Escrow Fund by the Escrow Agent, this Agreement shall terminate, unless as otherwise provided herein.

         (e) As to compliance with any of the foregoing restrictions and limitations, the Escrow Agent shall have no responsibility to independently calculate or otherwise determine such matters but may rely conclusively on the other parties hereto in their related requests and instructions.

         (f) The parties hereto acknowledge that, for purposes of administering the Escrow Fund in connection with this Agreement and Article 2 and Section 7.3 of the Stock Purchase Agreement, shares of Buyer Common Stock will be valued at $15.50 per share (without regard to the trading value of such shares at the time of the delivery thereof from the Escrow
                  Fund).

6. TINs. The Buyer and the Seller each represent that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under this Agreement shall be allocated and/or paid as directed in a joint written direction of the Buyer and the Seller and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, the Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 4. In the event that any earnings remain undistributed at the end of any calendar year, the Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as directed in writing by the Buyer and the Seller. In addition, the Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities. Upon execution of this Agreement, the Buyer and Seller shall each provide the Escrow Agent with a fully executed W-9 Internal Revenue Service Form.

7. ESCROW AGENT. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments, which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence, willful misconduct or violation of law was the primary cause of any loss to the Buyer or the Seller. The Escrow Agent may execute any of


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its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with a written opinion of any such counsel or accountants. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

8. SUCCESSION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) Business Days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold any amount owed to the Buyer pursuant to this Agreement equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of this Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Agreement without further act.

9. FEES. The Buyer agrees to (i) pay the Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing, shall be as described in Schedule 2 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all reasonable expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement. The obligations of this Section 9 shall survive termination of this Agreement.

10. INDEMNITY. The Buyer and the Seller shall jointly and severally indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from all loss, liability or expense (including the reasonable fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and reasonable performance of this Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnitee or is due to a violation of law by such indemnitee, or (ii) its following any instructions or other directions from the Buyer or the Seller, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The


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parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

11. NOTICES. Except as otherwise provided for in this Agreement, all communications hereunder shall be in writing and shall be deemed to be duly given and received:

         (i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

         (ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

         (iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

         Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 11, such communications shall be deemed to have been given on the date received by the Escrow Agent. In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

12. CERTAIN TERMS CONCERNING ESCROW SHARES. The Escrow Agent shall be under no duty to take any action to preserve, protect, exercise or enforce any rights or remedies under or with respect to the Escrow Shares (including without limitation with respect to the exercise of any voting or consent rights, conversion or exchange rights, defense of title, preservation of rights against prior matters or otherwise). The Buyer hereby undertakes to furnish copies of all proxies, proxy materials and related notices directly to the Seller and to cooperate with the Seller and the Escrow Agent to facilitate the exercise by the Seller of voting rights in the Escrow Shares.

13. SECURITY PROCEDURES. In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation from each of the Buyer and the Seller of such instructions by telephone call-back to the person or persons designated on Schedule 3 hereto ("Schedule 3"), and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated by each of the Seller and Buyer. The persons and telephone numbers for call-backs may be changed only by the Seller or the Buyer, respectively, in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Buyer or the Seller to identify their respective (i) beneficiary, (ii) beneficiary's bank, or (iii) intermediary bank. The Escrow Agent may apply any of the Escrow Fund, other than Escrow Shares, for any payment order it executes using any such identifying number, even where its use may result in a person other than the


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beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Agreement acknowledge that these security procedures are commercially reasonable.

14. CERTAIN TAX MATTERS. In accordance with Rev. Rul. 73-451, 1973-2 C.B. 158, Rev. Rul. 77-294, 1977-2 C.B. 173 (as amplified by Rev. Rul. 79-91, 1979-1 C.B.
179), and Private Letter Ruling 8629038 (April 18, 1996), as supplemented by Private Letter Ruling 8645029 (July 1, 1986), the Buyer and the Seller recognize that the establishment of this Agreement amounts to a substantial restriction on the Seller's right to receive a portion of the purchase price under the Stock Purchase Agreement. The Buyer and the Seller agree to treat the Escrow Fund as a "contingent at-closing escrow" as defined in Treasury Regulation Section 1.468B-8.

15. GOVERNING LAWS. It is the intention of the parties hereto that the internal laws of the State of Texas (irrespective of its choice of law principles) shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties to this Agreement.

16. CONSENT TO JURISDICTION AND SERVICE. Each of the Buyer and the Seller hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts in the State of Texas and of any Federal court located in said State in connection with any actions or proceedings brought against the Buyer or the Seller (or any of them) by the Escrow Agent arising out of or relating to this Agreement. In any such action or proceeding, the Buyer and the Seller each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with Section 11 hereof.

17. BINDING UPON SUCCESSORS AND ASSIGNS. Subject to, and unless otherwise provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties to this Agreement including, without limitation, assigns of the right to receive any of the Escrow Shares. Any entity into which the Escrow Agent may be merged or with which it may be consolidated, or any entity to whom the Escrow Agent may transfer a substantial part of its global escrow business, shall be the successor to the Escrow Agent without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears on such counterpart and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected in this Agreement as signatories.

19. ENTIRE AGREEMENT. Except as set forth in the Stock Purchase Agreement, this Agreement, the Letter Agreement, the documents referenced in this Agreement and the exhibits


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to such documents, constitute the entire understanding and agreement of the parties to this Agreement with respect to the subject matter of this Agreement and of such documents and exhibits and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect to this Agreement. The express terms of this Agreement control and supersede any course of performance or usage of the trade inconsistent with any of the terms of this Agreement.

20. WAIVERS. No waiver by any party to this Agreement of any condition or of any breach of any provision of this Agreement will be effective unless in writing. No waiver by any party of any such condition or breach, in any one instance, will be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained in this Agreement.

21. AMENDMENT. This Agreement may be amended with the written consent of the Buyer, the Escrow Agent and the Seller, provided that if the Escrow Agent does not agree to an amendment agreed upon by the Buyer and the Seller, the Buyer and the Seller will appoint a successor Escrow Agent in accordance with Section 8.

22. FORCE MAJEURE. Neither the Buyer nor the Seller nor the Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

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                                     - 10 -

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in Schedule 1.

                              JP MORGAN CHASE BANK
                              AS ESCROW AGENT

                              By: /s/ Robert J. Stanislaro
                                 -----------------------------------------------
                                 Name:  Robert J. Stanislaro
                                 Title: Vice President

                              BUYER

                              By: /s/ David M. Stoner
                                 -----------------------------------------------
                                 Name: David M. Stoner
                                 Title:   President and Chief Executive Officer

                              SELLER

                              By: /s/ Paul Bourke
                                 -----------------------------------------------
                                 Name: Paul Bourke
                                 Title:   President and Chief Executive Officer